As filed with the Securities and Exchange Commission on November 13 , 2013
Registration No. 333-192143
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________

Amendment No. 1 to
FORM S-1
REGISTRATION STATEMENT
Under
THE SECURITIES ACT OF 1933
_______________________________

SINGLE TOUCH SYSTEMS INC.
(Exact name of Registrant as specified in its charter)
_______________________________

Delaware	7389	13-4122844
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

100 Town Square Place, Suite 204
Jersey City, NJ 07310
(201) 275-0555
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
_______________________________

James L. Orsini
Chief Executive Officer
Single Touch Systems Inc.
100 Town Square Place, Suite 204
Jersey City, NJ 07310
(201) 275-0555
(Name, address, including zip code, and telephone number, including area code, of agent for service)
_______________________________

Copy to:
Gregory Sichenzia, Esq.
Marcelle S. Balcombe, Esq.
Sichenzia Ross Friedman Ference, Esq.
61 Broadway, 32nd Floor
New York, NY 10022
(212) 930-9700
_______________________________

Approximate date of commencement of proposed sale to the public:
As soon as practicable after the effective date of this Registration Statement.
_______________________________

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-192143) of Single Touch Systems, Inc. is being filed solely to revise the signature page. Accordingly this Amendment No. 1 consists solely of the facing page, this explanatory note and the signature page. This filing does not modify any provision of the Registration Statement except as specifically noted herein.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, State of New Jersey, on November 13 , 2013.

SINGLE TOUCH SYSTEMS INC.

By:	/s/ James Orsini
Name:	James Orsini
Title:	Chief Executive Officer and President
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-1 has been signed below by the following persons in the capacities and on the dates indicated.

Date: November 13 , 2013	/s/ James Orsini
James Orsini, Director
and Principal Executive Officer

Date: November 13, 2013	/s/ Kurt Streams
Kurt Streams
Chief Financial Officer

Date: November 13 , 2013	/s/ Stephen D. Baksa *
Stephen D. Baksa, Director

Date: November 13 , 2013	/s/ Jonathan E. Sandelman *
Jonathan E. Sandelman, Director

Date: November 13 , 2013	/s/ Peter D. Holden *
Peter D. Holden, Director

Date: November 13 , 2013	/s/ James L. Nelson *
James L. Nelson, Director

* Signed by James Orsini as his attorney-in-fact.